Morgan Stanley Institutional Fund Trust  Investment Grade Fixed Income
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	Albermarle Corp. 4.500% due 12/15/2020
Purchase/Trade Date:	12/7/2010
Offering Price of Shares: $99.101
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $95,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, JPMorgan, UBS Investment Bank, BNP Paribas, Wells Fargo Securities, BNY Mellon Capital Markets, HSBC, Mitsubishi UFJ Securities, RBS, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Banc of America
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Securities Purchased:	Saic Inc. 4.450% due 12/1/2020
Purchase/Trade Date:	12/1/2020
Offering Price of Shares: $99.637
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, Citi, Morgan Stanley, BNY Mellon Capital Markets LLC, Scotia Capital, RBS, US Bancorp, Wells Fargo Securities, Societe Generale, UBS Investment Bank
Purchased from: Banc of America
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Securities Purchased:	Saic Inc. 5.950% due 12/1/2040
Purchase/Trade Date:	12/13/2010
Offering Price of Shares: $99.851
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.12
Brokers: BofA Merrill Lynch, Citi, Morgan Stanley, BNY Mellon Capital Markets LLC, Scotia Capital, RBS, US Bancorp, Wells Fargo Securities, Societe Generale, UBS Investment Bank
Purchased from: Banc of America
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Securities Purchased:	HCP Inc. 5.375% due 2/1/2021
Purchase/Trade Date:	1/19/2011
Offering Price of Shares: $99.479
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.06
Brokers: BofA Merrill Lynch, UBS Investment Bank, Wells Fargo Securities, Citi, JPMorgan, Barclays Capital, Credit Agricole CIB, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, BNY
Mellon Capital Markets, LLC, KeyBanc Capital Markets, PNC Capital Markets LLC, RBS, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp, Moelis
& Company
Purchased from: UBS Warburg
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Securities Purchased:	Fifth Third Bancorp 3.625% due 1/25/2016
Purchase/Trade Date:	1/20/2011
Offering Price of Shares: $99.882
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.10
Brokers: JPMorgan, Barclays Capital, Morgan Stanley, Fifth Third Securities Inc., UBS Investment Bank, CastleOak Securities, L.P.
Purchased from: JPMorgan
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Securities Purchased:	Marathon Petroleum Corp. 5.125% due 3/1/2021
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.947
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $55,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.07
Brokers: Morgan Stanley, BofA Merrill Lynch, Citi, JPMorgan, RBS, BNP Paribas, Deutsche Bank Securities, DnB NOR Markets, Fifth Third Securities, Inc., Mitsubishi UFJ Securities, PNC Capital Markets LLC, Scotia Capital, Societe Generale, SMBC Nikko, US Bancorp, BBVA Securities, Comerica Securities, The Williams Capital Growth, L.P.
Purchased from: JPMorgan
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Securities Purchased:	Wells Fargo & Co. 3.676% due 6/15/2016
Purchase/Trade Date:	2/10/2011
Offering Price of Shares: $100.674
Total Amount of Offering: $2,501,000,000
Amount Purchased by Fund: $130,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets:  0.17
Brokers: Credit Suisse, Morgan Stanley
Purchased from: Credit Suisse

Securities Purchased: Honda Auto Receivables Owner T 2011 1 A3 1.130% due 10/15/2014
Purchase/Trade Date: 2/17/2011
Offering Price of Shares: $99.996
Total Amount of Offering: $281,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.098
Percentage of Fund's Total Assets:0.36
Brokers: BofA Merrill Lynch, Credit Suisse, Deutsche Bank Securities, Mitsubishi UFJ Securities, Mizuho Securities USA Inc., RBS, Wells Fargo
 Securities
Purchased from: Banc of America
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Securities Purchased:	McKesson Corp. 4.750% due 3/1/2021
Purchase/Trade Date:	2/23/2011
Offering Price of Shares: $99.693
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets:  0.05
Brokers: BofA Merrill Lynch, JPMorgan, Mitsubishi UFJ Securities, Rabo Securities USA, Inc., Scotia Capital, Wells Fargo Securities, Fifth Third Securities, Inc., PNC Capital Markets LLC
Purchased from: JPMorgan
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Securities Purchased:	Digital Realty Trust LP 5.250% due 3/15/2021
Purchase/Trade Date:	3/1/2011
Offering Price of Shares: $99.775
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets:  0.16
Brokers: Morgan Stanley, Citi, BofA Merrill Lynch, Credit Suisse, Deutsche Bank Securities, JPMorgan, RBC Capital Markets, RBS
Purchased from: Banc of America
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Securities Purchased:	World Omni Receivables Trust 2011 A3 1.110% due
5/15/2015
Purchase/Trade Date:	3/2/2011
Offering Price of Shares: $99.997
Total Amount of Offering: $213,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.164
Percentage of Fund's Total Assets:  0.45
Brokers: BofA Merrill Lynch, JPMorgan, Wells Fargo Securities, Barclays Capital, Deutsche Bank Securities, Mitsubishi UFJ Securities
Purchased from: Banc of America
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Securities Purchased:	Best Buy Co. Inc. 3.750% due 3/15/2016
Purchase/Trade Date:	3/8/2011
Offering Price of Shares: $99.606
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 0.19
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, UBS Investment
Bank, Citi, Wells Fargo Securities, Fifth Third Securities Inc.,
Standard Chartered Bank, Goldman, Sachs & Co., HSBC, Mitsubishi UFJ Securities, RBC Capital Markets, Scotia Capital, US Bancorp, Barclays Capital, BBVA Securities, Deutsche Bank Securities, Morgan Stanley, RBS Purchased from: Credit Suisse Securities
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Securities Purchased:	Dexus Diversified Trust 5.600% due 3/15/2021
Purchase/Trade Date:	3/10/2011
Offering Price of Shares: $99.645
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley, Deutsche Bank Securities, HSBC
Purchased from: Banc of America
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Securities Purchased:	Nationwide Financial Services 5.375% due
3/25/2021
Purchase/Trade Date:	3/22/2011
Offering Price of Shares: $99.420
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.13
Brokers: Morgan Stanley, JPMorgan, Wells Fargo Securities, BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., UBS Investment Bank, BNP Paribas, Fifth Third Securities, Inc., Huntington Investment Company, PNC Capital Markets LLC, RBS, The Williams Capital Group, L.P. Purchased from: JPMorgan
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Securities Purchased:	Gilead Sciences Inc. 4.500% due 4/1/2021
Purchase/Trade Date:	3/23/2011
Offering Price of Shares: $99.142
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.20
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Leerink Swann
Purchased from: JPMorgan
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Securities Purchased:	Verizon Communications Inc. 4.600% due 4/1/2021
Purchase/Trade Date:	3/23/2011
Offering Price of Shares: $99.145
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $170,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.22
Brokers: Citi, JPMorgan, Morgan Stanley, Wells Fargo Securities, Goldman, Sachs & Co., Barclays Capital, BofA Merrill Lynch, RBS, Mitsubishi UFJ Securities, UBS Investment Bank, Deutsche Bank Securities, Mizuho Securities, RBC Capital Markets, Santander, Banca IMI, BNY Mellon Capital Markets, LLC, US Bancorp
Purchased from: JPMorgan
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